UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4627

Name of Registrant: Vanguard Convertible Securities Fund

Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: November 30

Date of reporting period: December 1, 2006–November 30, 2007

Item 1: Reports to Shareholders

>	For the fiscal year ended November 30, 2007, Vanguard Convertible Securities Fund returned 12.3%, almost double the return of its benchmark index and well ahead of the average return of peer funds.
>	The fund benefited from generally favorable stock and bond markets as well as the advisor’s excellent selection among sectors and individual securities.
>	The fund sidestepped many of the markets’ weak spots, most notably in the financials sector, which struggled with subprime mortgage-related concerns.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisor’s Report	7
Fund Profile	10
Performance Summary	11
Financial Statements	13
Your Fund’s After-Tax Returns	25
About Your Fund’s Expenses	26
Glossary	28

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended November 30, 2007
	Ticker	Total
	Symbol	Returns
Vanguard Convertible Securities Fund	VCVSX	12.3%
Merrill Lynch All US Convertibles Index		6.3
Average Convertible Securities Fund[1]		8.8

Your Fund’s Performance at a Glance
November 30, 2006 –November 30, 2007
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Convertible Securities Fund	$14.81	$14.95	$0.510	$1.020

1	Derived from data provided by Lipper Inc.

Chairman’s Letter

Dear Shareholder,

The fiscal year ended November 30, 2007, was a period of strong results for Vanguard Convertible Securities Fund. The fund’s 12.3% return outpaced its benchmark’s gain by 6 percentage points and handily topped the average return of peer-group funds.

The fund benefited, of course, from gains in the stock and bond markets during the period. Underpinning the fund’s superior performance, however, were excellent choices by its advisor, most notably among energy-sector securities, which got a boost from rising oil prices. Selection was also strong in the technology and health care sectors.

Even more important, the fund avoided much of the fallout from concerns over subprime mortgage lending. The advisor accomplished this by maintaining limited exposure to the financials sector, which bore the brunt of the mortgage-related stresses.

A volatile stock market produced solid gains

Although the U.S. economy began to slow toward the end of the fiscal year, stocks produced solid returns for the 12 months. These gains came despite a recession in housing and deepening problems among subprime mortgage lenders—problems that first erupted in midsummer and continued to rattle the financial markets for the remainder of the period. In November, the stock market was quite volatile, as crude-oil prices hovered near historic highs while the U.S. dollar continued to lose ground against other major currencies.

The broad U.S. stock market returned 7.6% for the year. Returns from large-capitalization stocks far outpaced those of small-cap issues, and growth stocks outperformed their value-oriented counterparts.

International stocks continued to outpace domestic issues. Emerging-markets stocks did particularly well, followed by stocks in Europe and the Pacific region—excluding Japan, where returns were slight. For U.S.-based investors, the dollar’s ongoing weakness further enhanced the gains in international markets.

Federal Reserve rate cuts depressed short-term yields

Ongoing turmoil in the subprime lending market engendered a “flight to quality” that drove prices of U.S. Treasury bonds sharply higher. As the bonds’ prices rose, their yields fell, with the steepest declines at the short end of the maturity spectrum.

The declines were prompted largely by the actions of the Federal Reserve Board, which cut its target for the federal funds rate on two occasions. (On December 11, 2007, after the end of the fiscal period, the central bank again lowered the target for short-term interest rates by 0.25 percentage point, to 4.25%.) The yield of the 3-month Treasury bill, which started

Market Barometer
	Average Annual Total Returns
	Periods Ended November 30, 2007
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	7.8%	10.6%	12.3%
Russell 2000 Index (Small-caps)	–1.2	7.9	14.9
Dow Jones Wilshire 5000 Index (Entire market)	7.6	10.7	12.9
MSCI All Country World Index ex USA (International)	22.5	22.7	24.1

Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	6.0%	4.8%	4.8%
Lehman Municipal Bond Index	2.7	4.2	4.7
Citigroup 3-Month Treasury Bill Index	4.9	4.1	2.9

CPI
Consumer Price Index	4.3%	3.2%	3.0%

the fiscal year at 5.02%, had dropped nearly 2 percentage points, to 3.15%, by the end of the period.

The broad taxable bond market returned 6.0% over the fiscal year. Returns from tax-exempt municipal bonds were lower, at 2.7%.

A substantial competitive edge reflects skilled security selection

For the fiscal year, the 12.3% return of the Convertible Securities Fund outpaced the returns of both the broad stock and bond markets (7.6% and 6.0%, respectively), as the fund also did in fiscal 2006.

The fund’s returns might typically be expected to fall between the returns of those markets. This is because of the hybrid nature of the convertible securities, consisting of convertible bonds and convertible preferred stocks, in which the fund invests. These investments combine the potential for equity growth—because the securities can be converted into common stocks—with the attributes of a fixed income portfolio that can serve to cushion stock market volatility and provide some income. Indeed, during the past 12 months, the return of the Merrill Lynch All US Convertibles Index was in line with these expectations.

The advisor seeks to outperform this benchmark, however, and during fiscal 2007, the Convertible Securities Fund accomplished this goal by the widest margin since fiscal 2001. A favorable stock market, which tends to make the

Expense Ratios[1]
Your fund compared with its peer group
		Average
		Convertible
	Fund	Securities Fund
Convertible Securities Fund	0.77%	1.45%

1	Fund expense ratio reflects the 12 months ended November 30, 2007. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2006.

conversion feature of these securities more attractive to investors, and a generally strong bond market helped, but the advisor made the most of the propitious circumstances with skillful security selection.

Particularly important has been the advisor’s astute judgment about the financials sector, which has been under considerable pressure because of credit-crunch fears triggered by the problems in the subprime mortgage market. Securities from this sector represented only about 6% of the fund’s portfolio, on average, compared with about 20% in the benchmark index during the fiscal period. The fund was also helped by its relatively modest exposure to the consumer discretionary sector, which was affected by slower economic growth.

At the same time, the fund placed a somewhat greater emphasis than the index did on other, better-performing sectors, such as energy, which rallied on the elevated price of oil, as well as health care (the fund’s largest sector) and technology.

The fund’s top-performing securities represented a variety of industries, as described in more detail in the report from Oaktree Capital Management on page 7. During the period, the advisor sold some investments that had accumulated significant gains. These sales had the effect of reducing the risk profile of the fund; significant price appreciation typically makes convertibles riskier (more volatile), because it causes them to trade more like stocks. Divesting such holdings is in line with the advisor’s strategy of seeking to capture most of the return of stocks at lower levels of volatility than investors would face with a “pure” stock investment.

Over the long term, your fund has outperformed its benchmarks

Over the past ten years, the Convertible Securities Fund has produced an average annual return of 8.8%, besting the return of its benchmark index (7.3%), the average result for peer funds (7.1%), and the return of the broad stock market (6.6%, as measured by the Dow Jones Wilshire 5000 Index).

A hypothetical investment of $10,000 in the Convertible Securities Fund ten years ago would have grown to $23,140 by November 30, 2007. The same investment compounded at the peer group’s average return would be worth only $19,834.

The advisor’s skill has been crucial, of course, in obtaining these superior results. The fund has also benefited from having lower costs than its peers. Higher costs add considerably to the challenge of producing above-average returns.

Keep in mind the benefits of diversifying among asset classes

A balanced portfolio—one that includes two or more asset classes—aims to deal with the uncertainty that is the normal state of affairs in investing. One can’t know, for sure, ahead of time which investment type will outperform another in any period. By investing in more than one asset class, in proportions that are consistent with your goals, risk temperament, and time horizon, you can benefit from exposure to the better-performing investments at any given time while limiting your exposure to the worst.

Stocks and bonds are the two primary asset classes. The Convertible Securities Fund, with its hybrid stock-bond characteristics, can enhance a portfolio’s asset-class diversification, while providing access to a talented manager in a complex segment of the securities market.

Thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

December 17, 2007

Total Returns
Ten Years Ended November 30, 2007
Average
Annual Return
Convertible Securities Fund	8.8%
Spliced Convertibles Index[1]	7.3
Average Convertible Securities Fund[2]	7.1

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1	CS First Boston Convertibles Index through November 30, 2004; Merrill Lynch All US Convertibles Index thereafter.
2	Derived from data provided by Lipper Inc.

Advisor’s Report

Convertible securities in general performed well during the 2007 fiscal year, as did your investment in Vanguard Convertible Securities Fund. Convertibles reflected a good part of the return of equities for most of the period. Convertible valuations moved higher in response to generally increased volatility in the equity market, which was quite evident in the latter portion of the year amid increased concerns about the housing sector, substantially higher oil prices, an increase in credit spreads resulting from a complete repricing of risk, and cuts in interest rates by the Federal Reserve Board.

The fund outperformed its primary benchmark, the Merrill Lynch All US Convertibles Index, by 6 percentage points during the fiscal year. We were pleased with the absolute and relative performance of the portfolio: Many of our investments delivered above-average returns, and several of our larger holdings performed very strongly. The performance of the fund was also influenced by our standard discipline of profit-taking, under which we locked in the appreciation from several top performers.

The investment environment

As mentioned above, the 2007 fiscal year was remarkably volatile, with a wide variety of factors affecting both the equity and bond markets. Compared with those two markets, the convertible-securities market was generally uneventful. Throughout the year, convertibles were well bid for, overall liquidity was good, and performance was better than expected. Heightened turbulence in the equity market has a relatively positive effect on convertibles, since greater volatility translates into higher values for the option embedded in a security. Trends in interest rates were not a material factor for most of the year, although credit-spread movements adversely affected some lower-rated convertibles as credit conditions worsened in recent months. This was an indirect effect of developments in the markets for subprime mortgages and collateralized debt obligations.

Convertibles were aided by the strength in their underlying common stocks, since several industries that were overweighted within the convertible market were among the better performers during 2007. These included energy, health care, materials and mining, and technology. The weakest sectors over the past several quarters were convertibles from the financial and consumer discretionary sectors.

The market for primary new issues was reasonably active; over the fiscal year, 193 deals valued at $90.4 billion were priced. There was a good mix of large and small deals, as well as diversification among industries. Some of the larger deals involved Advanced Micro Devices, Ford, Freeport-McMoRan, General Motors, Mylan Labs, and NII Holdings. The U.S. convertible market now has a capitalization of approximately $310 billion.

Our successes

Our portfolio’s performance was boosted by the performance of a wide variety of companies over the past four quarters. Some of the top contributors were Cameron International, Celanese, Chesapeake Energy, EMC, Freeport-McMoRan, General Cable, Gilead Sciences, and Itron. Other significant contributors were Ciena, Manor Care, and MedImmune.

We continued to take profits in our normal scaled-selling fashion, substantially reducing or eliminating our positions in companies such as Celanese, Itron, Manor Care, Sunpower, and Triumph Group. All of these had become pure “equity substitutes” as a result of above-average underlying stock appreciation and thus had developed an undesirable amount of downside risk. Proceeds from these sales went into a variety of new deals and secondary-market ideas. New to the portfolio over the past couple of months were convertibles from CapitalSource, Equinix, General Cable, and Intel.

Our performance also benefited on a relative basis from our underweighting in the financials sector. Many companies in this sector underperformed significantly because of deteriorating conditions in the credit markets.

Our shortfalls

Although we were pleased with our overall performance, a few investments performed worse than expected and hurt our relative performance. Our investments in Goodrich Petroleum, Level 3 Communications, NII Holdings, and Symantec performed poorly. We sold out of Level 3, but are maintaining our positions in the others. From a relative perspective, we were underweighted in the materials sector, which performed very strongly throughout most of the period.

The fund’s positioning

The fund remains fully invested in a well-diversified portfolio of convertible securities and has no direct exposure to common stock investments. The health care sector (including several biotechnology companies) remains our largest portfolio weighting, followed by computer software and services, and oil and gas producers and servicers. We remain underweighted in the financials sector and have no direct exposure to homebuilders or subprime lending. Over the past few months, we have increased the portfolio’s exposure to companies that have meaningful non-U.S. revenues, such as Flextronics, Intel, Molson Coors, NII Holdings, and Suntech Power. We believe these investments may provide the portfolio with relative downside protection should U.S. economic activity slow in 2008.

As usual, we continue to trim investments that have appreciated to the point that they become pure equity substitutes, as well as holdings that develop very high conversion premiums (bond substitutes). Several of our holdings have appreciated beyond 150% of par value over the past few months. Given their advance, we are selling these on a scaled basis as they move to higher and higher levels.

From a structural perspective, we have approximately 91% of our invested assets in convertible bonds and about 9% in convertible preferred stock. The overall convertible market has a mix of 80% bonds and 20% preferreds. Our average credit quality has been unchanged over the last several quarters. We remain confident about the ability of our portfolio to do relatively well in a wide variety of market environments.

Larry W. Keele, CFA

Principal and Founder

Oaktree Capital Management, L.P.

December 12, 2007

Major Portfolio Changes:
Fiscal Year Ended November 30, 2007

Additions	Comments
Equinix	Combination of two attractive convertible bonds that
(2.50% convertible note due 4/15/2012)	show long-term growth prospects.
(3.0% convertible note due 10/15/2014)
Suntech Power Holdings	Cheap convertible bond with excellent
(0.25% convertible note due 2/15/2012)	upside/downside profile.
Teva Pharmaceuticals	Statistically attractive short-dated convertible bond
(1.75% convertible note due 2/1/2026)	issued by a solid-growth generic drug company.
St. Mary Land & Exploration	Long-term attractive equity story with a very
(3.50% convertible note due 4/1/2027)	favorable risk-return convertible structure.

Reductions	Comments
EMC Corp.	Sold all after substantial appreciation.
(1.75% convertible note due 12/1/2011)
SunPower	Sold both after reaching price target, when they
(0.75% convertible note due 8/1/2027)	became pure equity substitutes.
(1.25% convertible note due 2/15/2027)
Itron	Sold after reaching price target.
(2.50% convertible note due 8/1/2026)
Cameron International	Continuing to scale out of this position as the value
(2.50% convertible note due 6/15/2026)	of bonds moves to higher and higher levels.

Fund Profile

As of November 30, 2007

Portfolio Characteristics

Number of Securities	124
Yield	2.3%
Conversion Premium	29.8%
Average Weighted Maturity	5.2 years
Average Coupon	2.5%
Average Quality[1]	Ba3/BB–
Average Duration	5.3 years
Foreign Holdings	6.6%
Turnover Rate	116%
Expense Ratio	0.77%
Short-Term Reserves	5.7%

Distribution by Maturity
(% of fixed income portfolio)

Under 1 Year	2.5%
1–5 Years	65.0
5 –10 Years	27.5
10–20 Years	2.2
20–30 Years	2.1
Over 30 Years	0.7

Sector Diversification
(% of market exposure)

Consumer Discretionary	6.8%
Consumer Staples	3.9
Energy	11.1
Financials	5.2
Health Care	29.8
Industrials	12.8
Information Technology	24.7
Materials	1.7
Telecommunication Services	4.0
Utilities	0.0

Volatility Measures[2]
Fund Versus
Comparative Index[3]
R-Squared	0.86
Beta	0.99

Distribution by Credit Quality[1]
(% of fixed income portfolio)

Aaa/AAA	0.0%
Aa/AA	0.0
A/A	8.5
Baa/BBB	9.0
Ba/BB	14.5
B/B	18.8
Below B/B	6.3
Not Rated	42.9

Ten Largest Holdings[4] (% of total net assets)

Gilead Sciences Inc.	biotechnology	3.1%
Ciena Corp.	communications equipment	2.6
Chesapeake Energy Corp.	oil and gas exploration and production	2.4
General Motors Corp.	automobile manufacturers	2.3
NII Holdings	Wireless telecommunication services	2.2
Allergan, Inc.	pharmaceuticals	2.2
Genzyme Corp.	biotechnology	2.0
L-3 Communications Corp.	aerospace and defense	1.8
Teva Pharmaceutical Financial	pharmaceuticals	1.8
Equinix Inc.	internet software and services	1.7
Top Ten		22.1%

1	Ratings: Moody’s Investors Service, Standard & Poor’s.
2	For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 28.
3	Merrill Lynch All US Convertibles Index.
4	“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 30, 1997 –November 30, 2007

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended November 30, 2007			of a $10,000
	One Year	Five Years	Ten Years	Investment
Convertible Securities Fund[1]	12.34%	13.69%	8.75%	$23,140
Dow Jones Wilshire 5000 Index	7.58	12.91	6.60	18,946
Spliced Convertibles Index[2]	6.28	10.59	7.27	20,181
Average Convertible Securities Fund[3]	8.76	11.09	7.09	19,834

1

Total return figures do not reflect the 1% fee assessed on redemptions of shares purchased on or after September 15, 2005, and held for less than one year, or the account service fee that may be applicable to certain accounts with balances below $10,000.

2	CS First Boston Convertibles Index through November 30, 2004; Merrill Lynch All US Convertibles Index thereafter.
3	Derived from data provided by Lipper Inc.

Fiscal-Year Total Returns (%): November 30, 1997 –November 30, 2007

Average Annual Total Returns: Periods Ended September 30, 2007

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Convertible Securities Fund[2]	6/17/1986	14.65%	14.55%	4.27%	3.98%	8.25%

1	CS First Boston Convertibles Index through November 30, 2004; Merrill Lynch All US Convertibles Index thereafter.
2

Total return figures do not reflect the 1% fee assessed on redemptions of shares purchased on or after September 15, 2005, and held for less than one year, or the account service fee that may be applicable to certain accounts with balances below $10,000.

Note: See Financial Highlights table on page 20 for dividend and capital gains information.

Financial Statements

Statement of Net Assets

As of November 30, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Convertible Bonds (82.3%)
Consumer Discretionary (4.2%)
1	American Real Estate	4.000%	8/15/13	6,885	7,447
	Ford Motor Co.	4.250%	12/15/36	6,395	6,731
1	Iconix Brand Group	1.875%	6/30/12	10,145	10,678
1	Scientific Games Corp.	0.750%	12/1/24	1,080	1,322
	Sirius Satellite Radio Inc.	3.250%	10/15/11	1,490	1,561
	Sonic Automotive, Inc.	4.250%	11/30/15	2,895	3,289
1	Stewart Enterprises	3.125%	7/15/14	5,665	5,585
					36,613
Consumer Staples (2.9%)
	Archer-Daniels-Midland Co.	0.875%	2/15/14	4,420	4,663
1	Archer-Daniels-Midland Co.	0.875%	2/15/14	9,870	10,413
	Molson Coors Brewing Co.	2.500%	7/30/13	7,590	9,324
	Nash Finch Co.	1.631%	3/15/35	1,180	535
					24,935
Energy (5.6%)
	Cameron International Corp.	2.500%	6/15/26	1,640	2,534
1	Evergreen Energy Inc.	8.000%	8/1/12	3,635	3,353
	Hornbeck Offshore Services	1.625%	11/15/26	8,475	9,267
1	McMoRan Exploration Co.	5.250%	10/6/11	3,510	3,686
	McMoRan Exploration Co.	5.250%	10/6/11	405	425
	Peabody Energy Corp.	4.750%	12/15/41	4,350	5,209
	Pennsylvania Virginia Co.	4.500%	11/15/12	1,665	1,721
	St. Mary Land & Exploration	3.500%	4/1/27	9,705	10,069
1	Superior Energy Services, Inc.	1.500%	12/15/26	3,440	3,513
	Superior Energy Services, Inc.	1.500%	12/15/26	7,060	7,210
	Trico Marine	3.000%	1/15/27	1,670	1,833
					48,820
Financials (3.9%)
	CapitalSource Inc.	3.500%	7/15/34	2,950	2,508
	CapitalSource Inc.	7.250%	7/15/37	9,720	8,772
	Fairfax Financial Holdings Ltd.	5.000%	7/15/23	565	761
	Lehman Brothers Holdings	1.000%	5/14/12	8,660	9,288
	National Financial Partners	0.750%	2/1/12	5,105	4,882
1	Prologis Inc.	2.250%	4/1/37	7,310	7,310
					33,521

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Health Care (27.7%)
	Affymetrix Inc.	3.500%	1/15/38	4,170	4,300
	Allergan, Inc.	1.500%	4/1/26	5,955	7,198
1	Allergan, Inc.	1.500%	4/1/26	10,095	12,202
	American Medical Systems Holdings, Inc.	3.250%	7/1/36	3,790	3,657
	Amgen Inc.	0.125%	2/1/11	2,475	2,336
	Amgen Inc.	0.375%	2/1/13	11,110	10,346
1	Amylin Pharmaceutical Inc.	3.000%	6/15/14	9,800	9,347
	Amylin Pharmaceutical Inc.	3.000%	6/15/14	1,315	1,254
	BioMarin Pharmaceutical Inc.	1.875%	4/23/17	8,310	12,475
1	Chemed Corp.	1.875%	5/15/14	4,655	4,236
	Cubist Pharmaceuticals Inc.	2.250%	6/15/13	12,115	11,706
	Fisher Scientific International Inc.	3.250%	3/1/11	3,315	5,138
	Five Star Quality Care Inc.	3.750%	10/15/26	3,255	3,113
	Genzyme Corp.	1.250%	12/1/08	15,485	17,750
	Gilead Sciences Inc.	0.500%	5/1/11	685	903
1	Gilead Sciences Inc.	0.500%	5/1/11	19,495	25,709
1	Integra Lifesciences	2.375%	6/1/12	7,785	7,036
1	Inverness Medical Innovations Inc.	3.000%	5/15/16	8,400	11,582
	Invitrogen Corp.	1.500%	2/15/24	10,110	11,007
	Isis Pharmaceuticals Inc.	2.625%	2/15/27	1,139	1,595
	Kendle International Inc.	3.375%	7/15/12	3,540	4,005
1	Lincare Holdings Inc.	2.750%	11/1/37	1,640	1,720
	Medarex Inc.	2.250%	5/15/11	1,465	1,758
1	Medarex Inc.	2.250%	5/15/11	3,645	4,374
	Medtronic Inc.	1.500%	4/15/11	7,385	7,957
1	Medtronic Inc.	1.500%	4/15/11	960	1,034
	Millipore Corp.	3.750%	6/1/26	4,055	4,607
	Mylan Laboratories Inc.	1.250%	3/15/12	2,210	2,028
	Protein Design Labs	2.000%	2/15/12	3,705	3,626
	SFBC International, Inc.	2.250%	8/15/24	8,385	9,391
	Sonosite Inc.	3.750%	7/15/14	3,425	3,836
	Teva Pharmaceutical Financial	1.750%	2/1/26	14,320	15,555
	Thoratec Corp.	1.379%	5/16/34	4,700	3,278
1	TriZetto Group	1.125%	4/15/12	3,577	3,295
	TriZetto Group	1.125%	4/15/12	975	898
	TriZetto Group	2.750%	10/1/25	5,805	6,052
1	Wilson Greatbatch	2.250%	6/15/13	6,290	5,370
					241,674
Industrials (11.7%)
	AAR Corp.	1.750%	2/1/26	1,840	2,362
	Albany International Corp.	2.250%	3/15/26	2,355	2,399
1	Alliant Techsystems Inc.	2.750%	9/15/11	6,830	9,212
	AMR Corp.	4.500%	2/15/24	3,670	4,354
	Barnes Group Inc.	3.375%	3/15/27	980	1,252
1	Barnes Group Inc.	3.375%	3/15/27	6,080	7,767
	Covanta Holding	1.000%	2/1/27	10,645	11,670
1	DRS Technologies Inc.	2.000%	2/1/26	8,465	9,640
1	General Cable Corp.	1.000%	10/15/12	12,790	14,437
	L-3 Communications Corp.	3.000%	8/1/35	12,937	16,058

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Suntech Power Holdings	0.250%	2/15/12	1,755	3,071
	UAL Corp.	5.000%	2/1/21	9,400	10,587
1	Waste Connections, Inc.	3.750%	4/1/26	5,790	6,564
	Waste Connections, Inc.	3.750%	4/1/26	2,280	2,585
					101,958
Information Technology (22.9%)
1	Advanced Micro Devices, Inc.	5.750%	8/15/12	14,840	13,319
1	Anixter International Inc.	1.000%	2/15/13	2,235	2,607
1	CACI International Inc.	2.125%	5/1/14	1,990	2,022
	CACI International Inc.	2.125%	5/1/14	1,355	1,377
1	Cadence Design	1.375%	12/15/11	13,605	13,775
	Cadence Design	1.375%	12/15/11	195	197
	Ciena Corp.	0.250%	5/1/13	18,300	22,738
	Digital River, Inc.	1.250%	1/1/24	6,074	6,476
	Equinix Inc.	2.500%	4/15/12	10,510	12,008
	Equinix Inc.	3.000%	10/15/14	2,555	3,216
	Euronet Worldwide, Inc.	1.625%	12/15/24	9,190	10,350
1	FEI Co.	2.875%	6/1/13	45	50
	FEI Co.	2.875%	6/1/13	6,020	6,622
	Flextronics International Ltd.	1.000%	8/1/10	14,650	14,870
	Intel Corp.	2.950%	12/15/35	9,625	10,251
1	Lawson Software Inc.	2.500%	4/15/12	9,355	10,080
	Lawson Software Inc.	2.500%	4/15/12	3,060	3,297
	Macrovision Corp.	2.625%	8/15/11	420	473
1	Macrovision Corp.	2.625%	8/15/11	7,750	8,719
1	Magma Design Automation Inc.	2.000%	5/15/10	4,324	4,567
	ON Semiconductor	2.625%	12/15/26	5,280	5,900
	RF Micro Devices Inc.	1.500%	7/1/10	2,530	2,492
	Sybase Inc.	1.750%	2/22/25	12,240	14,091
	Symantec Corp.	0.750%	6/15/11	10,890	12,033
1	Verifone Holdings, Inc.	1.375%	6/15/12	9,760	12,298
1	Xilinx Inc.	3.125%	3/15/37	6,485	5,658
					199,486
Materials (1.2%)
	Graftech International	1.625%	1/15/24	1,945	2,193
1	Rayonier TRS Holdings Inc.	3.750%	10/15/12	7,745	8,055
					10,248
Telecommunication Services (2.2%)
1	NII Holdings	3.125%	6/15/12	19,215	16,957
	NII Holdings	3.125%	6/15/12	2,900	2,559
					19,516
Total Convertible Bonds (Cost $676,686)					716,771

				Market
				Value•
		Coupon	Shares	($000)
	Convertible Preferred Stocks (12.6%)
	Consumer Discretionary (2.2%)
	General Motors Corp.	5.250%	179,700	3,594
	General Motors Corp.	6.250%	732,200	16,108
				19,702
	Consumer Staples (0.9%)
	Bunge Ltd.	4.875%	54,600	7,535

	Energy (4.9%)
	Bristow Group	5.500%	56,800	3,869
	Chesapeake Energy Corp	5.000%	31,000	3,635
1	Chesapeake Energy Corp.	5.000%	147,400	17,283
	Edge Petroleum	5.750%	32,851	1,021
	Goodrich Petroleum Corp.	5.375%	135,100	6,603
†	McMoran Exploration Co.	6.750%	86,700	8,469
†	Petroquest Energy	6.875%	38,900	2,203
				43,083
	Financials (1.1%)
	Aspen Insurance Holdings, Ltd.	5.625%	165,460	9,224

	Health Care (0.5%)
†	Mylan Inc.	6.500%	2,930	3,028
	Quadramed Corp.	5.500%	54,400	1,197
				4,225
	Industrials (0.5%)
	Continental Airlines Financial Trust	6.000%	115,000	4,025

	Information Technology (0.5%)
1	Powerwave Technologies	3.875%	5,780,000	4,682

	Materials (0.4%)
	Vale Capital Ltd.	5.500%	57,700	3,880

	Telecommunication Services (1.6%)
	Crown Castle International Corp.	6.250%	227,600	13,713
Total Convertible Preferred Stocks (Cost $108,743)				110,069
	Temporary Cash Investment (5.7%)
2	Vanguard Market Liquidity Fund
	(Cost $49,684)	4.812%	49,683,966	49,684
	Total Investments (100.6%) (Cost $835,113)			876,524
	Other Assets and Liabilities (–0.6%)
	Other Assets—Note C			8,551
	Liabilities			(13,431)
				(4,880)
	Net Assets (100%)
Applicable to 58,318,420 outstanding $.001 par value shares of
	beneficial interest (unlimited authorization)			871,644
	Net Asset Value Per Share			$14.95

At November 30, 2007, net assets consisted of: [3]
	Amount	Per
	($000)	Share
Paid-in Capital	772,238	$13.24
Undistributed Net Investment Income	9,231.16
Accumulated Net Realized Gains	48,764.84
Unrealized Appreciation	41,411.71
Net Assets	871,644	$14.95

•	See Note A in Notes to Financial Statements.
†	New issue that has not paid a dividend as of November 30, 2007.
1

Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2007, the aggregate value of these securities was $306,904,000, representing 35.2% of net assets.

2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	See Note E in Notes to Financial Statements for the tax-basis components of net assets.

Statement of Operations

Year Ended
November 30, 2007
($000)
Investment Income
Income
Dividends	3,647
Interest[1]	24,591
Security Lending	20
Total Income	28,258
Expenses
Investment Advisory Fees—Note B
Basic Fee	2,801
Performance Adjustment	1,290
The Vanguard Group—Note C
Management and Administrative	1,749
Marketing and Distribution	147
Custodian Fees	17
Auditing Fees	41
Shareholders’ Reports	19
Trustees' Fees and Expenses	1
Total Expenses	6,065
Expenses Paid Indirectly—Note D	(14)
Net Expenses	6,051
Net Investment Income	22,207
Realized Net Gain (Loss) on Investment Securities Sold	64,494
Change in Unrealized Appreciation (Depreciation) of Investment Securities	3,425
Net Increase (Decrease) in Net Assets Resulting from Operations	90,126

1	Interest income from an affiliated company of the fund was $902,000.

Statement of Changes in Net Assets

	Year Ended November 30,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	22,207	19,822
Realized Net Gain (Loss)	64,494	53,501
Change in Unrealized Appreciation (Depreciation)	3,425	16,800
Net Increase (Decrease) in Net Assets Resulting from Operations	90,126	90,123
Distributions
Net Investment Income	(27,011)	(16,633)
Realized Capital Gain[1]	(49,952)	(17,355)
Total Distributions	(76,963)	(33,988)
Capital Share Transactions—Note G
Issued	207,475	181,669
Issued in Lieu of Cash Distributions	68,629	29,617
Redeemed[2]	(144,621)	(92,645)
Net Increase (Decrease) from Capital Share Transactions	131,483	118,641
Total Increase (Decrease)	144,646	174,776
Net Assets
Beginning of Period	726,998	552,222
End of Period[3]	871,644	726,998

1	Includes fiscal 2007 and 2006 short-term gain distributions totaling $24,339,000 and $2,825,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2	Net of redemption fees of $185,000 and $83,000.
3	Net Assets—End of Period includes undistributed net investment income of $9,231,000 and $3,393,000.

Financial Highlights

For a Share Outstanding	Year Ended November 30,
Throughout Each Period	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$14.81	$13.57	$13.62	$13.05	$10.57
Investment Operations
Net Investment Income	.42	.43	.29	.39	.41
Net Realized and Unrealized Gain (Loss)
on Investments	1.25	1.62	.48	.60	2.48
Total from Investment Operations	1.67	2.05	.77	.99	2.89
Distributions
Dividends from Net Investment Income	(.51)	(.38)	(.32)	(.42)	(.41)
Distributions from Realized Capital Gains	(1.02)	(.43)	(.50)	—	—
Total Distributions	(1.53)	(.81)	(.82)	(.42)	(.41)
Net Asset Value, End of Period	$14.95	$14.81	$13.57	$13.62	$13.05

Total Return[1]	12.34%	15.70%	5.92%	7.71%	28.07%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$872	$727	$552	$959	$817
Ratio of Total Expenses to
Average Net Assets[2]	0.77%	0.87%	0.86%	0.68%	0.84%
Ratio of Net Investment Income to
Average Net Assets	2.83%	3.14%	2.18%	2.94%	3.82%
Portfolio Turnover Rate	116%	138%	86%	123%	127%

1

Total returns do not reflect the 1% fee assessed on redemptions of shares purchased on or after September 15, 2005, and held for less than one year, or the account service fee that may be applicable to certain accounts with balances below $10,000.

2	Includes performance-based investment advisory fee increases (decreases) of 0.16%, 0.22%, 0.20%, 0.06%, and 0.13%. See accompanying Notes, which are an integral part of the Financial Statements.

Notes to Financial Statements

Vanguard Convertible Securities Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions:Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

B. Oaktree Capital Management, L.P., provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the Merrill Lynch All US Convertibles Index. For the year ended November 30, 2007, the investment advisory fee represented an effective annual basic rate of 0.36% of the fund’s average net assets before an increase of $1,290,000 (0.16%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2007, the fund had contributed capital of $71,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.07% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended November 30, 2007, custodian fee offset arrangements reduced the fund’s expenses by $14,000.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Certain of the fund’s convertible preferred stock investments are treated as debt securities for tax purposes. During the year ended November 30, 2007, the fund realized gains of $74,000 from the sale of these securities, which are included in distributable net investment income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

Certain of the fund’s convertible bond investments are in securities considered to be “contingent payment debt instruments,” for which any realized gains increase (and all or part of any realized losses decrease) income for tax purposes. During the year ended November 30, 2007, the fund realized net gains of $10,568,000 from the sale of these securities, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $4,977,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at November 30, 2007, the fund had $39,727,000 of ordinary income and $19,938,000 of long-term gains available for distribution.

At November 30, 2007, the cost of investment securities for tax purposes was $835,483,000. Net unrealized appreciation of investment securities for tax purposes was $41,041,000, consisting of unrealized gains of $63,974,000 on securities that had risen in value since their purchase and $22,933,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended November 30, 2007, the fund purchased $917,927,000 of investment securities and sold $888,531,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Year Ended November 30,
	2007	2006
	Shares	Shares
	(000)	(000)
Issued	14,411	12,806
Issued in Lieu of Cash Distributions	4,965	2,164
Redeemed	(10,137)	(6,577)
Net Increase (Decrease) in Shares Outstanding	9,239	8,393

H. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, and is effective for the fund’s fiscal year beginning December 1, 2007. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended November 30, 2004–2007) for purposes of implementing FIN 48, and has concluded that as of November 30, 2007, no provision for income tax would be required in the fund’s financial statements.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Vanguard Convertible Securities Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Convertible Securities Fund (the “Fund”) at November 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2007 by correspondence with the custodian and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

January 11, 2008

Special 2007 tax information (unaudited) for Vanguard Convertible Securities Fund

This information for the fiscal year ended November 30, 2007, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $27,653,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year. The fund distributed $1,014,000 of qualified dividend income to shareholders during the fiscal year. For corporate shareholders, 2.9% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2007. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.) Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Convertible Securities Fund[1]
Periods Ended November 30, 2007
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	12.34%	13.69%	8.75%
Returns After Taxes on Distributions	9.12	11.83	6.21
Returns After Taxes on Distributions and Sale of Fund Shares	8.57	10.92	5.98

1

Total return figures do not reflect the 1% fee assessed on redemptions of shares purchased on or after September 15, 2005, and held for less than one year, or the account service fee that may be applicable to certain accounts with balances below $10,000.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended November 30, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Convertible Securities Fund	5/31/2007	11/30/2007	Period[1]
Based on Actual Fund Return	$1,000.00	$1,039.48	$3.83
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,021.31	$3.80

1

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period was 0.75%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table on page 26 are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the 1% fee on redemptions of shares held for less than one year, nor do they include the account service fee described in the prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions. You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Glossary

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers.

Average Weighted Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid. The figure reflects the proportion of fund assets represented by each security.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Conversion Premium. The average percentage by which the weighted average market price of the convertible securities held by a fund exceeds the weighted average market price of their underlying common stocks. For example, if a stock is trading at $25 per share and a bond convertible into the stock is trading at a price equivalent to $30 per share of stock, the conversion premium is 20% ($5 ÷ $25 = 20%).

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund’s net assets represented by securities of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date. Market Exposure. A measure that reflects a fund’s security investments excluding any holdings in short-term reserves.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers. Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the
Trustee since May 1987;	Board, Chief Executive Officer, and Director/Trustee of The Vanguard
Chairman of the Board and	Group, Inc., and of each of
Chief Executive Officer	the investment companies served by The Vanguard Group.
148 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners
Trustee since January 2001	(pro bono ventures in education); Senior Advisor to Greenwich
148 Vanguard Funds Overseen	Associates (international business strategy
consulting); Successor Trustee of Yale University; Overseer of the Stern
School of Business at New York University; Trustee of the Whitehead
Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman, President,
Trustee since December 2001[2]	and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board
148 Vanguard Funds Overseen	Member of the American Chemistry Council; Director of Tyco
International, Ltd. (diversified manufacturing and services) since 2005;
Trustee of Drexel University and of the Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the
Trustee since June 2006	University of Pennsylvania since 2004; Professor in the School of Arts
148 Vanguard Funds Overseen	and Sciences, Annenberg School for Communication, and Graduate
School of Education of the University of Pennsylvania since 2004; Provost
(2001–2004) and Laurance S. Rockefeller Professor of Politics and
the University Center for Human Values (1990–2004), Princeton
University; Director of Carnegie Corporation of New York since 2005 and of Schuylkill River Development Corporation and Greater
Philadelphia Chamber of Commerce since 2004.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice
Trustee since July 1998	President and Chief Global Diversity Officer since 2006, Vice President
148 Vanguard Funds Overseen	and Chief Information Officer (1997–2005), and Member of the Executive
Committee of Johnson & Johnson (pharmaceuticals/consumer products);
Director of the University Medical Center at Princeton and Women’s
Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund
Trustee since December 2004	Professor of Finance and Banking, Harvard Business School; Senior
148 Vanguard Funds Overseen	Associate Dean, Director of Faculty Recruiting, and Chair of Finance
Faculty, Harvard Business School; Director and Chairman
of UNX, Inc. (equities trading firm) since 2003; Chair of the Investment
Committee of HighVista Strategies LLC (private investment firm) since
2005.

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President,
Trustee since January 1993	Chief Executive Officer, and Director of NACCO Industries, Inc.
148 Vanguard Funds Overseen	(forklift trucks/housewares/lignite); Director of Goodrich Corporation
(industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and
Trustee since April 1985	Chief Executive Officer of Rohm and Haas Co. (chemicals); Director
148 Vanguard Funds Overseen	of Cummins Inc. (diesel engines) and AmerisourceBergen Corp.
(pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The
Treasurer since July 1998	Vanguard Group, Inc.; Treasurer of each of the investment companies
148 Vanguard Funds Overseen	served by The Vanguard Group.

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of
The Vanguard Group, Inc., since 2006; General Counsel of The
Secretary since July 2005	Vanguard Group since 2005; Secretary of The Vanguard Group
148 Vanguard Funds Overseen	and of each of the investment companies served by The Vanguard,
Group, since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team
R. Gregory Barton	Kathleen C. Gubanich F. III	William McNabb,	Ralph K. Packard
Mortimer J. Buckley	Paul A. Heller	Michael S. Miller	George U. Sauter

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996
1	Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
2	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Connect with Vanguard, and
the ship logo are trademarks of The
Direct Investor Account Services > 800-662-2739	Vanguard Group, Inc.

Institutional Investor Services > 800-523-1036	All other marks are the exclusive property of
their respective owners.
Text Telephone for People
With Hearing Impairment > 800-952-3335
All comparative mutual fund data are from
Lipper Inc. or Morningstar, Inc.,
unless otherwise noted.
This material may be used in conjunction
with the offering of shares of any Vanguard	You can obtain a free copy of Vanguard’s
fund only if preceded or accompanied by	proxy voting guidelines by visiting our website,
the fund’s current prospectus.	www.vanguard.com, and searching for “proxy
voting guidelines,” or by
calling Vanguard at 800-662-2739. The
guidelines are also available from the
SEC’s website, www.sec.gov.
In addition, you may obtain a free report on
how your fund voted the proxies for securities
it owned during the 12 months ended June 30.
To get the report, visit either
www.vanguard.com or www.sec.gov.
You can review and copy information about
your fund at the SEC’s Public Reference
Room in Washington, D.C.
To find out more about this public service, call
the SEC at 202-551-8090. Information
about your fund is also available on the SEC’s
website, and you can receive copies of this
information, for a fee, by sending a
request in either of two ways: via e-mail
addressed to publicinfo@sec.gov or via regular
mail addressed to the Public Reference
Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2008 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q820 012008

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, Alfred M. Rankin, Jr., and J. Lawrence Wilson.

Item 4: Principal Accountant Fees and Services.

(a)  Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended November 30, 2007: $41,000

Fiscal Year Ended November 30, 2006: $24,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended November 30, 2007: $2,835,320

Fiscal Year Ended November 30, 2006: $2,347,620

(b)   Audit-Related Fees.

Fiscal Year Ended November 30, 2007: $630,400

Fiscal Year Ended November 30, 2006: $530,000

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c)   Tax Fees.

Fiscal Year Ended November 30, 2007: $215,900

Fiscal Year Ended November 30, 2006: $101,300

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d)   All Other Fees.

Fiscal Year Ended November 30, 2007: $0

Fiscal Year Ended November 30, 2006: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e)   (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)   For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)  Aggregate Non-Audit Fees.

Fiscal Year Ended November 30, 2007: $215,900

Fiscal Year Ended November 30, 2006: $101,300

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h)   For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a)  Code of Ethics.

(b)  Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD CONVERTIBLE SECURITIES FUND
BY:	(signature)
(HEIDI STAM)
JOHN J. BRENNAN*
CHIEF EXECUTIVE OFFICER

Date: January 17, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD CONVERTIBLE SECURITIES FUND
BY:	(signature)
(HEIDI STAM)
JOHN J. BRENNAN*
CHIEF EXECUTIVE OFFICER

Date: January 17, 2008

VANGUARD CONVERTIBLE SECURITIES FUND
BY:	(signature)
(HEIDI STAM)
THOMAS J. HIGGINS*
TREASURER

Date: January 17, 2008

*By Power of Attorney. Filed on January 18, 2008, see File Number 2-29601. Incorporated by Reference.